UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2005

Novoste Corporation

(Exact name of registrant as specified in its charter)

Florida	0-20727	59-2787476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 International Blvd. Norcross, GA	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 717-0904

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 30, 2005, Novoste Corporation (the “Company”) entered into an amendment no. 1 (the “Amendment No. 1”) to the Amended and Restated Asset Purchase Agreement, dated as of October 12, 2005 (the “Amended and Restated Asset Purchase Agreement”) with Best Vascular, Inc., a privately held Delaware corporation (“BVI”) and Best Medical International, Inc., a privately held Virginia corporation which is an affiliate of BVI (“BMI”). The entry into the Amended and Restated Asset Purchase Agreement was previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on October 13, 2005. The Amendment No. 1 extended the termination date of the Amended and Restated Asset Purchase Agreement from December 31, 2005 to February 15, 2006 and also extended the period during which the Company would be responsible for making certain specified payments to AEA Technology-QSA, GmbH (“AEA”) under the Company’s supply agreement, dated October 14, 1999, with AEA.

In addition, on November 30, 2005, the Company entered into an amendment no. 2 (the “Amendment No. 2”) to the marketing representation agreement, dated as of August 25, 2005, as amended (the “Marketing Representation Agreement”), with BVI and BMI, that extended the expiration date of such agreement from December 31, 2005 to February 15, 2006. The entry into the Marketing Representation Agreement was previously reported in Current Reports on Form 8-K filed with the SEC on August 26, 2005 and October 13, 2005.

*    *    *

The above descriptions of the Amendment No. 1 with respect to the Amended and Restated Asset Purchase Agreement and Amendment No. 2 with respect to the Marketing Representation Agreement do not purport to be complete statements of the parties’ rights and obligations under those agreements and the transactions contemplated thereby. The above descriptions are qualified in their entirety by reference to the definitive agreements, copies of which are attached to this Current Report on Form 8-K as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Item. 4.01. Changes in Registrant’s Certifying Accountant.

(b) On November 29, 2005, the Company’s audit committee appointed Tauber & Balser, P.C. as the Company’s independent registered public accounting firm. During the Company’s two most recent fiscal years and through the date hereof, the Company did not consult Tauber & Balser, P.C. with respect to (i) the application of accounting principles to any transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Tauber & Balser, P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

2.1	Amendment No. 1 to Amended and Restated Asset Purchase Agreement, dated as of November 30, 2005, by and among Novoste Corporation, Best Vascular, Inc. and Best Medical International, Inc.

10.1	Amendment No. 2 to Marketing Representation Agreement, dated as of November 30, 2005, by and among Novoste Corporation, Best Vascular, Inc. and Best Medical International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVOSTE CORPORATION

By:	/s/ Daniel G. Hall
Daniel G. Hall Vice President, Secretary and General Counsel

Date: December 5, 2005